UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Scharf Fund
Institutional Class – LOGIX
Retail Class – LOGRX

Scharf Multi-Asset Opportunity Fund
Institutional Class – LOGOX
Retail Class – LOGBX

Scharf Global Opportunity Fund
Retail Class – WRLDX

Scharf Alpha Opportunity Fund
Retail Class – HEDJX

ANNUAL REPORT

September 30, 2021

Scharf Investments, LLC

(This Page Intentionally Left Blank.)

SCHARF FUNDS

TABLE OF CONTENTS

Letter from the President	2
To Our Shareholders	6
Investment Highlights	9
Expense Examples	15
Sector Allocation of Portfolio Assets	17
Schedules of Investments	21
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Statement of Cash Flows	48
Financial Highlights	49
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	74
Notice to Shareholders	76
Information about Trustees and Officers	78
Householding	82
Privacy Notice	83

SCHARF FUNDS

Letter from the President

Dear Fellow Shareholders,

We have believed since early spring that the speed and magnitude of the economic recovery places us further along the market cycle than most investors appreciate. Historically, when the economic recovery growth rate peaks, stock leadership transfers from cyclicals who benefit early in the cycle to more defensive stocks who offer superior earning sustainability throughout the cycle. Leading economic indicators like the 10-year treasury yield, the ISM Manufacturing PMI index and upwards earnings estimates revisions all peaked in April. If past is prologue, the rotation into quality stocks is just beginning this cycle and likely to last for a while.

Meanwhile, U.S. equity markets continue to set new highs, powered by an increasingly narrow group of stocks. Currently, just 30% of S&P 500 stocks are trading above their 50-day moving averages. This is highly unusual. Setting aside the cognitive dissonance-inducing earnings impacts from the pandemic and subsequent recovery, stocks continue to look expensive vs. their long-term earnings power. The cyclically-adjusted price earnings (CAPE) ratio averages the trailing 10 years of S&P 500 earnings, adjusted for inflation, and compares it to current market levels. The S&P 500’s CAPE ratio is currently 36x, a figure near its historical peak of 44x in December 1999, and well over twice the long-term average of 17x. S&P 500 margins may also be peaking. Labor, materials, transportation and even tax rate inflationary pressures pose risks to current margin levels.

So, against the backdrop of a peaking U.S. market with peak corporate profit margins and a potential rotation into defensive stocks, we have high conviction in our portfolio’s positioning. Our exacting investment discipline, one we have followed since inception, emphasizes high quality companies trading at compelling discounts to fair value. We seek to buy stocks with 30%+ plus upside to our price targets and limited downside if our investment thesis proves incorrect. We use this upside vs. downside calculus to create a stock’s Favorability Ratio. Leaving our own projections aside and using consensus earnings and the historical median high and low P/Es for

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stocks, the Scharf portfolio Favorability Ratio is 3.34 vs. 0.45 for the S&P 500. The Scharf portfolio also sports a top quartile Earnings Predictability, a figure that measures the volatility of a company’s earnings for the prior 32 quarters against 1,700 stocks in the Value Line universe. The higher the earnings predictability, the better a company can be expected to perform when the economy slows.

Despite expensive market indices, we are finding attractive opportunities within defensive areas like health care (e.g., CVS and Centene), communication services (e.g., broadband providers Charter and Comcast), insurance (e.g., strong underwriters and capital allocators Berkshire Hathaway and Markel) and business services/software (e.g., Cognizant and Fiserv). All of these examples have multiples that are several turns less than relevant peers, the market or fair value, yet generally have superior earnings quality, prospects and capital returns.

Higher Inflation

As we have mentioned elsewhere, the threat of extended inflation is not factored into U.S. equity prices. That’s not a good setup for many risk assets either. With the Producer Price Index (PPI) at 8.3% and the Consumer Price Index (CPI) at 5.3% vs. a 10-Year TIPS/Treasury breakeven rate of 2.37%, investors clearly believe inflation is transitory. However, the Fed has been surprised at the extended nature of elevated prices. At first, Fed Chairman Powell cited base effect issues as the cause, but since the Fed’s Jackson Hole meeting, he has admitted that supply chain issues are driving prices and these constraints are likely to last into 2022.

There are several companies in the Scharf Portfolio that we believe should fare well should inflation take root. These include companies with pricing power or who own long-term, irreplaceable fixed assets. Software companies like Microsoft and Oracle offer deeply integrated and mission critical software solutions, increasingly via cloud subscriptions with annual fee increases to corporate clients around the world. Kansas City Southern owns 6,700 miles of railroad track in the U.S. and Mexico. CVS Health and Centene reprice health insurance annually. Unilever and Heineken, owners of strong brands such as Ben & Jerry’s and the namesake beer brand, can navigate inflation via price increases. Insurance companies Berkshire Hathaway and Markel will benefit should higher inflation bring on high interest rates since they will be able to invest consumer premiums in bonds with higher yields. A well-diversified, high-quality portfolio of companies should help mitigate the threat of inflation.

The Path Forward

If one thing is certain, it’s that the markets do not like uncertainty. Market headwinds include questions around Federal Reserve policy and interest rates, uncertainty in Washington D.C. over the infrastructure bill, inflation, and ongoing concerns over COVID-19 and potential variants. We believe it’s best to stay the course and keep focused on company fundamentals. We remain focused on executing our time-tested

SCHARF FUNDS

investment strategy of investing in attractively priced, quality companies with both predictable earnings and compelling favorability ratios. We believe history has shown that this is a proven way to build wealth over the long term.

I sincerely hope that you, your families and those closest to you are healthy and well. Thank you for your continued trust and confidence in Scharf Investments and the Scharf Funds. My team and I welcome your comments and the opportunity to respond to your questions. Please don’t hesitate to reach out to us.

Best regards,

Brian Krawez, CFA
President and Portfolio Manager
November 1, 2021

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in securities representing equity or debt. These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods. These risks are greater for emerging markets. The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund. The Funds follow an investment style that favors relatively low valuations. Investment in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. The Scharf Alpha Opportunity Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Scharf Alpha Opportunity Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

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Terms and Definitions:

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P 500® Growth Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500® Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world, with the exception of U.S. based companies.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

Price to Earnings Ratio (P/E) is a valuation of a company’s current share price compared to its per-share earnings.

Producer Price Index (PPI) measures the average changes in prices received by domestic producers for their output.

Consumer Price Index (CPI) measures the weighted average market basket of consumer goods and services purchased by households.

Treasury Inflation-Protected Securities (TIPS) is a bond that offsets the effects of rising prices by adjusting its principal value as inflation rises.

You cannot invest directly in an index.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2021
SCHARF FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/30/11	1/28/15
Scharf Fund – Institutional Class	4.88%	23.43%	43.61%	70.68%	210.31%	N/A
Scharf Fund – Retail Class	4.73%	23.08%	42.43%	68.28%	N/A	80.73%
S&P 500® Index	9.18%	30.00%	56.07%	118.26%	316.63%	145.15%
(with dividends reinvested)
Annualized:
Scharf Fund – Institutional Class	—	—	12.82%	11.28%	12.31%	N/A
Scharf Fund – Retail Class	—	—	12.51%	10.97%	N/A	9.28%
S&P 500® Index	—	—	15.99%	16.90%	15.76%	14.39%
(with dividends reinvested)
SCHARF MULTI-ASSET OPPORTUNITY FUND
					Since	Since
	6	One	Three	Five	Inception	Inception
Cumulative:	Months	Year	Year	Year	12/31/12	1/21/16
Scharf Multi-Asset Opportunity
Fund – Institutional Class	3.95%	16.46%	35.69%	54.27%	117.13%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	3.82%	16.18%	34.67%	52.29%	N/A	68.02%
Lipper Balanced Funds Index	2.78%	18.69%	35.68%	60.88%	112.84%	80.95%
(with dividends reinvested)
Bloomberg U.S.
Aggregate Bond Index	1.88%	-0.90%	16.94%	15.61%	27.68%	21.20%
S&P 500® Index
(with dividends reinvested)	9.18%	30.00%	56.07%	118.26%	259.15%	157.15%
Annualized:
Scharf Multi-Asset Opportunity
Fund – Institutional Class	—	—	10.71%	9.06%	9.27%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class	—	—	10.43%	8.78%	N/A	9.54%
Lipper Balanced Funds Index	—	—	10.71%	9.98%	9.02%	10.98%
(with dividends reinvested)
Bloomberg U.S.
Aggregate Bond Index	—	—	5.36%	2.94%	2.83%	3.44%
S&P 500® Index
(with dividends reinvested)	—	—	15.99%	16.90%	15.74%	18.05%

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SCHARF GLOBAL OPPORTUNITY FUND
					Since
	6	One	Three	Five	Inception
Cumulative:	Months	Year	Year	Year	10/14/14
Scharf Global Opportunity Fund	3.90%	26.33%	43.27%	79.43%	110.77%
MSCI All Country World Index (Net)	6.26%	27.44%	42.69%	85.84%	103.82%
Annualized:
Scharf Global Opportunity Fund	—	—	12.73%	12.40%	11.30%
MSCI All Country World Index (Net)	—	—	12.58%	13.20%	10.77%
SCHARF ALPHA OPPORTUNITY FUND
					Since
	6	One	Three	Five	Inception
Cumulative:	Months	Year	Year	Year	12/31/15
Scharf Alpha Opportunity Fund	-0.08%	8.56%	8.60%	8.49%	10.84%
HFRX Equity Hedge Index	6.42%	17.74%	15.64%	27.03%	26.15%
Bloomberg U.S.
Aggregate Bond Index	1.88%	-0.90%	16.94%	15.61%	22.31%
S&P 500® Index	9.18%	30.00%	56.07%	118.26%	135.37%
(with dividends reinvested)
Annualized:
Scharf Alpha Opportunity Fund	—	—	2.79%	1.64%	1.81%
HFRX Equity Hedge Index	—	—	4.96%	4.90%	4.12%
Bloomberg U.S.
Aggregate Bond Index	—	—	5.36%	2.94%	3.56%
S&P 500® Index	—	—	15.99%	16.90%	16.05%
(with dividends reinvested)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated January 28, 2021, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund are 0.98%, 1.23%, 1.51%, 1.76%, 2.13%, and 3.40%, respectively. The net expense ratios, as of the Funds’ registration statement dated January 28, 2021, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund represent the percentages paid by investors and are 0.89%, 1.14%, 1.00%, 1.25%, 0.90%, and 1.99%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, interest, taxes and extraordinary expenses. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2022 for the Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund. The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of

SCHARF FUNDS

purchase. The Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase. Had a redemption fee been included, returns would be lower.

For the fiscal year ended September 30, 2021, the Scharf Funds mutual funds performed as follows:

Scharf Fund Institutional Class and Retail Class returned 23.43% and 23.08%, respectively, compared to the 30.00% return for the S&P 500® Index (“S&P 500”). The key contributors to relative performance for the period were Valvoline, Inc., CVS Health Corp., and Baidu, Inc. – ADR. The key detractors from relative performance were Progressive Corp., Berkshire Hathaway, Inc. – Class B, and Lockheed Martin Corp.

Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class returned 16.46% and 16.18%, respectively, compared to the 18.69% return for the Lipper Balanced Funds Index, -0.90% return for the Bloomberg U.S. Aggregate Bond Index, and 30.00% return for the S&P 500. The key contributors to relative performance for the period were CVS Health Corp., Valvoline, Inc., and Baidu, Inc. – ADR. The key detractors from relative performance were Progressive Corp., Berkshire Hathaway, Inc. – Class B, and Lockheed Martin Corp.

Scharf Global Opportunity Fund returned 26.33% compared to the 27.44% return for the MSCI All Country World Index (Net). The key contributors to relative performance for the period were Grupo Televisa S.A.B. – ADR, Baidu Inc. – ADR, and Porsche Automobil Holding SE. The key detractors from relative performance were Barrick Gold Corp., Lockheed Martin Corp., and Novartis AG – ADR.

Scharf Alpha Opportunity Fund returned 8.56% compared to the 17.74% return for the HFRX Equity Hedge Index, -0.90% return for the Bloomberg U.S. Aggregate Bond Index, and 30.00% return for the S&P 500. The key contributors to relative performance for the period were Valvoline, Inc., CVS Health Corp., and Baidu, Inc. – ADR. The key detractors from relative performance were Progressive Corp., Berkshire Hathaway, Inc. – Class B, and Lockheed Martin Corp.

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Comparison of the change in value of a hypothetical $1,000,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index

Average Annual Total Return for the Periods Ended 9/30/2021:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/30/11)	(1/28/15)
Scharf Fund – Institutional Class[1]	23.43%	11.28%	12.31%	—
Scharf Fund – Retail Class[2]	23.08%	10.97%	—	9.28%
S&P 500® Index	30.00%	16.90%	15.76%	14.39%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–866–572–4273 (1–866–5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

[1]	Institutional Class commenced operations on December 30, 2011.
[2]	Retail Class commenced operations on January 28, 2015.

SCHARF MULTI-ASSET OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $5,000,000 investment in the Scharf Multi-Asset Opportunity Fund – Institutional Class vs.
the Lipper Balanced Funds Index, the S&P 500® Index,
and the Bloomberg U.S. Aggregate Bond Index

Average Annual Total Return for the Periods Ended 9/30/2021:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/31/12)	(1/21/16)
Scharf Multi–Asset Opportunity
Fund – Institutional Class[1]	16.46%	9.06%	9.27%	—
Scharf Multi–Asset Opportunity
Fund – Retail Class[2]	16.18%	8.78%	—	9.54%
S&P 500® Index	30.00%	16.90%	15.74%	18.05%
Bloomberg U.S.
Aggregate Bond Index	-0.90%	2.94%	2.83%	3.44%
Lipper Balanced Funds Index	18.69%	9.98%	9.02%	10.98%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–866–572–4273 (1–866–5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder

SCHARF MULTI-ASSET OPPORTUNITY FUND

would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2012.
[2]	The Fund commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Scharf Global Opportunity Fund vs. the MSCI World All Country Index (Net).

Average Annual Total Return for the Periods Ended 9/30/2021:

	1 year	5 year	Since Inception[1]
Scharf Global Opportunity Fund	26.33%	12.40%	11.30%
MSCI World All Cap Country Index (Net)	27.44%	13.20%	10.77%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–866–572–4273 (1–866–5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI World All Country Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non–resident institutional investors who do not benefit from double taxation treaties.

[1]	The Fund commenced operations on October 14, 2014.

SCHARF Alpha OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Alpha Opportunity Fund vs. the HFRX Equity Hedge Index,
S&P 500® Index, and the Bloomberg U.S. Aggregate Bond Index.

Average Annual Total Return for the Periods Ended 9/30/2021:

	1 year	5 year	Since Inception[1]
Scharf Alpha Opportunity Fund	8.56%	1.64%	1.81%
HFRX Equity Hedge Index	17.74%	4.90%	4.12%
Bloomberg U.S. Aggregate Bond Index	-0.90%	2.94%	3.56%
S&P 500® Index	30.00%	16.90%	16.05%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1–866–572–4273 (1–866–5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The HFRX Equity Hedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short

SCHARF Alpha OPPORTUNITY FUND

sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

The S&P 500® Index is an unmanaged capitalization–weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar–denominated, fixed–rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2015.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2021 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Multi–Asset Opportunity Fund, Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund are no–load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/21-9/30/21).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/21	9/30/21	4/1/21-9/30/21	Ratio*
Institutional Class
Actual	$1,000.00	$1,048.80	$4.42	0.86%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.76	$4.36	0.86%
Retail Class
Actual	$1,000.00	$1,047.30	$5.85	1.14%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.35	$5.77	1.14%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Multi-Asset	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/21	9/30/21	4/1/21-9/30/21	Ratio*
Institutional Class
Actual	$1,000.00	$1,039.50	$4.96	0.97%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.21	$4.91	0.97%
Retail Class
Actual	$1,000.00	$1,038.20	$6.28	1.23%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.23	1.23%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/21	9/30/21	4/1/21-9/30/21	Ratio*
Retail Class
Actual	$1,000.00	$1,039.00	$3.83	0.75%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Alpha	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/21	9/30/21	4/1/21-9/30/21	Ratio*
Retail Class
Actual(1)	$1,000.00	$ 999.20	$9.17	1.83%
Hypothetical (5% return
before expenses)(1)	$1,000.00	$1,015.89	$9.25	1.83%

(1)	Excluding interest expense and dividends on short positions, your actual expenses would be $4.36 and your hypothetical expenses would be $4.41.
*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

3.5%
3.8%
10.8%
4.2%
5.1%
19.6%
4.9%
13.2%
12.2%
22.7%
Communication Services – 10.8%
Consumer Discretionary – 5.1%
Consumer Staples – 4.9%
Financials – 13.2%
Health Care – 22.7%
Industrials – 12.2%
Information Technology – 19.6%
Materials – 4.2%
Preferred Stock – 3.5%
Money Market Fund – 3.8%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

3.1%
7.0%
17.8%
5.0%
10.1%
14.6%
7.4%
4.2%
10.0%
20.8%
Communication Services – 17.8%
Consumer Discretionary – 14.6%
Consumer Staples – 4.2%
Financials – 10.0%
Health Care – 20.8%
Industrials – 7.4%
Information Technology – 10.1%
Materials – 5.0%
Preferred Stocks – 7.0%
Money Market Fund – 3.1%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF Alpha OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2021 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 92.58%	Value
	Aerospace and Defense – 3.68%
42,695	Lockheed Martin Corp.	$14,734,044

	Beverages – 2.29%
87,835	Heineken N.V. (b)	9,177,247

	Building Products – 3.85%
277,355	Masco Corp.	15,407,070

	Chemicals – 4.23%
543,210	Valvoline, Inc.	16,937,288

	Commercial Services & Supplies – 1.94%
206,476	Herman Miller, Inc.	7,775,886

	Construction & Engineering – 1.30%
39,215	Jacobs Engineering Group, Inc.	5,197,164

	Diversified Financial Services – 6.03%
88,524	Berkshire Hathaway, Inc. – Class B (a)	24,161,741

	Health Care Providers & Services – 14.79%
238,875	Centene Corp. (a)	14,884,301
232,695	CVS Health Corp.	19,746,497
100,715	McKesson Corp.	20,080,557
31,393	Quest Diagnostics, Inc.	4,561,717
		59,273,072
	Insurance – 7.17%
15,343	Markel Corp. (a)	18,336,880
114,790	Progressive Corp.	10,375,868
		28,712,748
	Interactive Media & Services – 1.51%
39,465	Baidu, Inc. – ADR (a)	6,067,744

	IT Services – 7.13%
177,180	Cognizant Technology Solutions Corp. – Class A	13,148,528
141,950	Fiserv, Inc. (a)	15,401,575
		28,550,103
	Media – 9.25%
359,150	Comcast Corp. – Class A	20,087,259
98,355	Liberty Broadband Corp. (a)	16,985,909
		37,073,168

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	COMMON STOCKS – 92.58%, Continued	Value
	Personal Products – 2.60%
192,345	Unilever plc – ADR	$10,428,946

	Pharmaceuticals – 7.83%
105,095	AstraZeneca plc – ADR	6,312,006
85,029	Johnson & Johnson	13,732,183
138,640	Novartis AG – ADR	11,337,979
		31,382,168
	Road & Rail – 1.47%
21,732	Kansas City Southern	5,881,548

	Software – 12.42%
111,385	Microsoft Corp.	31,401,659
210,660	Oracle Corp.	18,354,806
		49,756,465
	Specialty Retail – 5.09%
97,556	Advance Auto Parts, Inc.	20,378,473
	TOTAL COMMON STOCKS
	(Cost $261,796,927)	370,894,875

	PREFERRED STOCK – 3.45%
	Technology Hardware,
	Storage & Peripherals – 3.45%
234,960	Samsung Electronics Co., Ltd. (b)	13,811,838
	TOTAL PREFERRED STOCK
	(Cost $3,804,584)	13,811,838

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	MONEY MARKET FUND – 3.84%	Value
15,385,061	First American Treasury Obligations
	Fund, Class Z, 0.01% (c)	$15,385,061
	TOTAL MONEY MARKET FUND
	(Cost $15,385,061)	15,385,061
	Total Investments in Securities
	(Cost $280,986,572) – 99.87%	400,091,774
	Other Assets in Excess of Liabilities – 0.13%	524,398
	TOTAL NET ASSETS – 100.00%	$400,616,172

ADR	American Depository Receipt
(a)	Non–income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7–day annualized yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 66.57%	Value
	Aerospace and Defense – 2.51%
3,675	Lockheed Martin Corp.	$1,268,242

	Beverages – 1.68%
8,150	Heineken N.V. (b)	851,535

	Building Products – 2.75%
25,035	Masco Corp.	1,390,694

	Chemicals – 2.98%
48,245	Valvoline, Inc.	1,504,279

	Commercial Services & Supplies – 1.39%
18,680	Herman Miller, Inc.	703,489

	Construction & Engineering – 0.93%
3,549	Jacobs Engineering Group, Inc.	470,349

	Diversified Financial Services – 4.32%
7,999	Berkshire Hathaway, Inc. – Class B (a)	2,183,247

	Health Care Providers & Services – 10.47%
21,492	Centene Corp. (a)	1,339,166
20,908	CVS Health Corp.	1,774,253
8,883	McKesson Corp.	1,771,093
2,815	Quest Diagnostics, Inc.	409,048
		5,293,560
	Hotels, Restaurants & Leisure – 1.33%
126,300	Domino’s Pizza Group plc (b)	674,240

	Insurance – 4.99%
1,392	Markel Corp. (a)	1,663,621
9,489	Progressive Corp.	857,711
		2,521,332
	Interactive Media & Services – 0.94%
3,080	Baidu, Inc. – ADR (a)	473,550

	IT Services – 5.09%
15,486	Cognizant Technology Solutions Corp. – Class A	1,149,216
13,129	Fiserv, Inc. (a)	1,424,496
		2,573,712

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares/
Principal
Amount	COMMON STOCKS – 66.57%, Continued	Value
	Media – 6.42%
31,101	Comcast Corp. – Class A	$1,739,479
8,714	Liberty Broadband Corp. (a)	1,504,908
		3,244,387
	Personal Products – 1.78%
16,569	Unilever plc – ADR	898,371

	Pharmaceuticals – 5.50%
9,721	AstraZeneca plc – ADR	583,843
7,230	Johnson & Johnson	1,167,645
12,565	Novartis AG – ADR	1,027,566
		2,779,054
	Road & Rail – 1.15%
2,147	Kansas City Southern	581,064

	Software – 8.60%
9,850	Microsoft Corp.	2,776,912
18,038	Oracle Corp.	1,571,651
		4,348,563
	Specialty Retail – 3.74%
9,040	Advance Auto Parts, Inc.	1,888,366
	TOTAL COMMON STOCKS
	(Cost $23,466,632)	33,648,034

	PREFERRED STOCKS – 6.62%
	Capital Markets – 1.54%
$700,000	Charles Schwab Corp. – Series G, 5.375%	779,625

	Closed–End Fund – 2.01%
38,400	Gabelli Equity Trust, Inc. – Series K, 5.00%	1,015,681

	Technology Hardware,
	Storage & Peripherals – 3.07%
26,435	Samsung Electronics Co., Ltd. 3.59% (b)	1,553,949
	TOTAL PREFERRED STOCKS
	(Cost $2,166,669)	3,349,255

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	REIT – 1.45%	Value
	Equity Real Estate
	Investment Trust (REIT) – 1.45%
11,250	Realty Income Corp.	$729,675
	TOTAL REIT
	(Cost $735,778)	729,675

	EXCHANGE-TRADED FUNDS – 4.61%
52,929	iShares Silver Trust (a)	1,086,103
7,558	SPDR Gold Shares (a)	1,241,175
	TOTAL EXCHANGE–TRADED FUNDS
	(Cost $1,961,065)	2,327,278

Principal
Amount	CORPORATE BONDS – 7.04%
	Beverages – 0.16%
	Keurig Dr. Pepper, Inc.
$76,000	4.057%, 5/25/2023	80,335

	Biotechnology – 0.30%
	AbbVie, Inc.
150,000	2.30%, 11/21/2022 (d)	153,104

	Chemicals – 0.11%
	DuPont de Nemours, Inc.
50,000	4.205%, 11/15/2023	53,699

	Computer and Electronic
	Product Manufacturing – 0.19%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	96,430

	Entertainment – 0.34%
	Walt Disney Co.
150,000	8.875%, 4/26/2023	169,884

	Health Care Providers & Services – 0.30%
	McKesson Corp.
150,000	2.70%, 12/15/2022	153,300

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Principal
Amount	CORPORATE BONDS – 7.04%, Continued	Value
	Internet & Direct Marketing Retail – 0.64%
	Amazon.com, Inc.
$150,000	5.20%, 12/3/2025	$174,417
	eBay, Inc.
150,000	2.60%, 7/15/2022	151,860
		326,277
	IT Services – 0.36%
	International Business Machines Corp.
150,000	7.00%, 10/30/2025	184,717

	Life Sciences Tools & Services – 0.33%
	Thermo Fisher Scientific, Inc.
150,000	4.133%, 3/25/2025	165,038

	Petroleum and Coal
	Products Manufacturing – 1.15%
	Murphy Oil USA, Inc.
557,000	5.625%, 5/1/2027	583,006

	Pharmaceutical and
	Medicine Manufacturing – 0.34%
	Wyeth LLC
150,000	6.45%, 2/1/2024	170,095

	Road & Rail – 0.54%
	Bestfoods, Inc.
150,000	7.25%, 12/15/2026	194,681
	Burlington Northern Santa Fe LLC
75,000	3.05%, 9/1/2022	76,421
		271,102
	Securities and Commodity Contracts
	Intermediation and Brokerage – 1.96%
	Goldman Sachs Group, Inc.
1,001,000	4.00%, (3 Month LIBOR + 0.7675%), 6/1/2043 (c)	990,205

	Specialty Retail – 0.32%
	Advance Auto Parts, Inc.
150,000	4.50%, 12/1/2023	160,359
	TOTAL CORPORATE BONDS
	(Cost $3,254,709)	3,557,551

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Principal
Amount	MUNICIPAL BONDS – 4.20%	Value
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
$10,000	3.00%, 6/1/2024, Series 2012	$10,167
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
145,000	7.875%, 2/1/2026, Series 2011B	145,745
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
90,000	6.509%, 4/1/2039, Series 2009B	90,175
	California State, General Obligation, Various Purpose
370,000	6.65%, 3/1/2022, Series 2010	379,780
	City of New York, General Obligation,
	Build America Bonds
75,000	5.887%, 12/1/2024	86,281
35,000	5.424%, 3/1/2025	40,006
	Commonwealth of Massachusetts,
	Build America Bonds
110,000	4.20%, 12/1/2021	110,698
	Dana Point California Community
	Facilities Taxable – Series B
120,000	1.017%, 9/1/2022	120,257
	San Francisco Bay Area Toll Authority,
	Revenue Bonds
100,000	2.128%, 4/1/2022	100,979
100,000	2.234%, 4/1/2023	102,923
75,000	6.793%, 4/1/2030	92,338
	Santa Clara Valley Transportation Authority,
	Sales Tax Revenue, Build America Bonds
75,000	4.899%, 4/1/2022	76,691
	State of California, Build America Bonds
35,000	5.70%, 11/1/2021	35,147
15,000	4.988%, 4/1/2039	15,975
	State of Connecticut, Build America Bonds
240,000	5.20%, 12/1/2022	253,619
25,000	5.30%, 12/1/2023	27,552

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Principal
Amount	MUNICIPAL BONDS – 4.20%, Continued	Value
	State of Georgia, School Construction Bonds
$15,000	4.35%, 2/1/2029	$15,655
	State of Hawaii, Build America Bonds, Taxable
25,000	5.10%, 2/1/2024	27,613
	State of Oregon, General Obligation,
	Board of Higher Educations – Taxable
5,000	5.742%, 8/1/2024	5,481
	Toledo City School District, General
	Obligation Bond, Taxable
225,000	5.00%, 12/1/2024	254,083
	University of California, Build America Bonds
100,000	6.296%, 5/15/2050	130,625
	TOTAL MUNICIPAL BONDS
	(Cost $2,092,063)	2,121,790

	OTHER SECURITIES – 0.74%
	Independent Power and Renewable
	Electricity Producers – 0.74%
13,475	Tennessee Valley Authority, Series D,
	PAARS, Power Bond	373,797
	2.134%, (reset annually @ CMT 30 year index average
	+ 94 bps if lower than current rate), 6/1/2028 (c)
	TOTAL OTHER SECURITIES
	(Cost $344,147)	373,797

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	MONEY MARKET FUND – 8.66%
4,378,126	First American Treasury Obligations
	Fund, Class Z, 0.01% (e)	$4,378,126
	TOTAL MONEY MARKET FUND
	(Cost $4,378,126)	4,378,126
	Total Investments in Securities
	(Cost $38,399,189) – 99.89%	50,485,506
	Other Assets in Excess of Liabilities – 0.11%	57,075
	TOTAL NET ASSETS – 100.00%	$50,542,581

ADR	American Depository Receipt
CMT	Constant Maturity
LIBOR	London Interbank Offered Rate
(a)	Non–income producing security.
(b)	Foreign issuer.
(c)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2021.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”   As of September 30, 2021, the value of these investments was $153,104 or 0.30% of total net assets.

(e)	Rate shown is the 7–day annualized yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 91.09%	Value
	Aerospace and Defense – 3.57%
2,653	Lockheed Martin Corp.	$915,550

	Auto Components – 0.17%
10,108	Nexen Corp. (b)	43,027

	Automobiles – 3.26%
84,399	Porsche Automobil Holding SE – ADR	834,706

	Beverages – 1.61%
3,958	Heineken N.V. (b)	413,543

	Building Products – 1.96%
9,026	Masco Corp.	501,394

	Chemicals – 1.84%
15,120	Valvoline, Inc.	471,442

	Commercial Services & Supplies – 1.95%
13,300	Herman Miller, Inc.	500,878

	Diversified Financial Services – 3.81%
3,577	Berkshire Hathaway, Inc. – Class B (a)	976,306

	Health Care Providers & Services – 13.43%
16,453	Centene Corp. (a)	1,025,187
16,299	CVS Health Corp.	1,383,133
5,190	McKesson Corp.	1,034,782
		3,443,102
	Hotels, Restaurants & Leisure – 3.84%
184,655	Domino’s Pizza Group plc (b)	985,762

	Household Durables – 3.49%
8,094	Sony Corp. – ADR (a)	895,035

	Insurance – 6.35%
46,890	AIA Group, Ltd. (b)	541,804
908	Markel Corp. (a)	1,085,178
		1,626,982
	Interactive Media & Services – 6.31%
6,622	Baidu, Inc. – ADR (a)	1,018,133
10,135	Tencent Holdings, Ltd. (b)	600,706
		1,618,839

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	COMMON STOCKS – 91.09%, Continued	Value
	IT Services – 5.12%
7,750	Cognizant Technology Solutions Corp. – Class A	$575,128
6,800	Fiserv, Inc. (a)	737,800
		1,312,928
	Media – 11.73%
15,637	Comcast Corp. – Class A	874,577
120,414	Grupo Televisa S.A.B. – ADR	1,322,146
4,703	Liberty Broadband Corp. – Class C (a)	812,208
		3,008,931
	Metals & Mining – 3.18%
45,128	Barrick Gold Corp. – ADR (b)	814,560

	Personal Products – 2.69%
12,744	Unilever plc – ADR	690,980

	Pharmaceuticals – 7.65%
9,488	AstraZeneca plc – ADR	569,849
2,849	Johnson & Johnson	460,113
11,402	Novartis AG – ADR	932,456
		1,962,418
	Software – 5.09%
1,882	Microsoft Corp.	530,574
8,894	Oracle Corp.	774,934
		1,305,508
	Specialty Retail – 4.04%
4,955	Advance Auto Parts, Inc.	1,035,050
	TOTAL COMMON STOCKS
	(Cost $19,015,510)	23,356,941

	PREFERRED STOCKS – 7.14%
	Auto Components – 0.38%
14,157	Nexen Corp., 3.02% (b)	42,029
19,025	Nexen Tire Corp., 3.72% (b)	56,882
		98,911
	Capital Markets – 0.40%
1,800	Korea Investment Holdings Co., Ltd., 4.74% (b)	101,554

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	PREFERRED STOCKS – 7.14%, Continued	Value
	Containers & Packaging – 0.06%
5,450	NPC, 4.53% (b)	$14,569

	Personal Products – 0.26%
1,870	AMOREPACIFIC Group, 1.07% (b)	30,561
65	LG Household & Health Care, Ltd., 1.60% (b)	35,245
		65,806
	Technology Hardware,
	Storage & Peripherals – 6.04%
26,375	Samsung Electronics Co., Ltd., 3.59% (b)	1,550,422
	TOTAL PREFERRED STOCKS
	(Cost $814,766)	1,831,262

	MONEY MARKET FUND – 3.17%
813,508	First American Treasury Obligations
	Fund, Class Z, 0.01% (c)	813,508
	TOTAL MONEY MARKET FUND
	(Cost $813,508)	813,508
	Total Investments in Securities
	(Cost $20,643,784) – 101.40%	26,001,711
	Liabilities in Excess of Other Assets – (1.40)%	(359,049)
	TOTAL NET ASSETS – 100.00%	$25,642,662

ADR	American Depository Receipt
(a)	Non–income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7–day annualized yield as of September 30, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

COUNTRY ALLOCATION
Country	% of Net Assets
United States	55.5%
China	6.4%
Republic of Korea	6.3%
United Kingdom	6.2%
Mexico	5.2%
Netherlands	4.4%
Switzerland	3.7%
Japan	3.6%
Germany	3.3%
Canada	3.2%
Hong Kong	2.2%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares	COMMON STOCKS – 96.01%	Value
	Aerospace and Defense – 3.78%
721	Lockheed Martin Corp.	$248,817

	Beverages – 2.26%
1,423	Heineken N.V. (b)	148,679

	Building Products – 3.93%
4,647	Masco Corp.	258,141

	Chemicals – 4.23%
8,921	Valvoline, Inc.	278,157

	Commercial Services & Supplies – 1.95%
3,400	Herman Miller, Inc.	128,044

	Construction & Engineering – 1.04%
517	Jacobs Engineering Group, Inc.	68,518

	Diversified Financial Services – 5.98%
1,440	Berkshire Hathaway, Inc. – Class B (a) (d)	393,033

	Health Care Providers & Services – 14.74%
3,869	Centene Corp. (a)	241,077
3,875	CVS Health Corp. (d)	328,833
1,626	McKesson Corp. (d)	324,192
509	Quest Diagnostics, Inc.	73,963
		968,065
	Insurance – 7.09%
253	Markel Corp. (a)	302,368
1,803	Progressive Corp.	162,973
		465,341
	Interactive Media & Services – 1.79%
766	Baidu, Inc. – ADR (a)	117,773

	IT Services – 6.91%
2,780	Cognizant Technology Solutions Corp. – Class A (d)	206,304
2,280	Fiserv, Inc. (a)	247,380
		453,684
	Media – 9.30%
5,985	Comcast Corp. – Class A (d)	334,740
1,600	Liberty Broadband Corp. (a)	276,320
		611,060

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	COMMON STOCKS – 96.01%, Continued	Value
	Personal Products – 2.59%
3,141	Unilever plc – ADR	$170,305

	Pharmaceuticals – 7.82%
1,676	AstraZeneca plc – ADR	100,661
1,394	Johnson & Johnson	225,131
2,293	Novartis AG – ADR (d)	187,521
		513,313
	Road & Rail – 1.47%
356	Kansas City Southern (d)	96,348

	Software – 12.48%
1,820	Microsoft Corp. (d)	513,093
3,531	Oracle Corp. (d)	307,656
		820,749
	Specialty Retail – 5.15%
1,620	Advance Auto Parts, Inc. (d)	338,402

	Technology Hardware,
	Storage & Peripherals – 3.50%
147	Samsung Electronics Co., Ltd. – ADR	229,688
	TOTAL COMMON STOCKS
	(Cost $4,459,406)	6,308,117

	EXCHANGE–TRADED FUND – 0.78%
2,500	iShares Silver Trust (a)	51,300
	TOTAL EXCHANGE–TRADED FUND
	(Cost $41,590)	51,300

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2021, Continued

Shares	MONEY MARKET FUND – 1.47%	Value
96,305	First American Treasury Obligations
	Fund, Class Z, 0.01% (c)	$96,305
	TOTAL MONEY MARKET FUND
	(Cost $96,305)	96,305
	Total Investments in Securities
	(Cost $4,597,301) – 98.26%	6,455,722
	Other Assets in Excess of Liabilities – 1.74%	114,206
	TOTAL NET ASSETS – 100.00%	$6,569,928

ADR	American Depository Receipt
(a)	Non–income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7–day annualized yield as of September 30, 2021.
(d)	All or a portion of the security has been segregated for open short positions.

SCHEDULE OF SECURITIES SOLD SHORT at September 30, 2021

Shares	SECURITIES SOLD SHORT – 39.73%	Value
	Exchange–Traded Funds – 39.73%
4,251	Invesco QQQ Trust Series 1	$1,521,688
2,536	SPDR S&P 500 ETF Trust	1,088,299
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $1,577,007)	$2,609,987

ETF	Exchange–Traded Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2021

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$280,986,572 and $38,399,189, respectively)	$400,091,774	$50,485,506
Receivables:
Fund shares issued	396,143	—
Dividends and interest	251,322	104,023
Dividend tax reclaim	422,093	29,055
Prepaid expenses	18,263	9,717
Total assets	$401,179,595	$50,628,301
LIABILITIES
Payables:
Fund shares redeemed	133,217	—
Advisory fees	236,649	22,111
Administration and fund accounting fees	35,944	10,647
Audit fees	22,500	22,500
12b-1 distribution fees	46,844	2,985
Chief Compliance Officer fee	1,875	1,875
Custody fees	6,545	3,484
Legal fees	553	1,703
Shareholder reporting	8,759	1,228
Shareholder servicing fees	63,331	16,023
Transfer agent fees and expenses	5,943	2,503
Accrued other expenses	1,263	661
Total liabilities	563,423	85,720
NET ASSETS	$400,616,172	$50,542,581
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$328,885,515	$43,737,881
Shares issued and outstanding [unlimited number of shares
(par value$0.01) authorized]	6,003,213	1,146,830
Net asset value, offering and redemption price per share	$54.78	$38.14
Retail Shares
Net assets applicable to shares outstanding	$71,730,657	$6,804,700
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,317,538	178,982
Net asset value, offering and redemption price per share	$54.44	$$38.02

COMPOSITION OF NET ASSETS
Paid–in capital	$247,421,582	$34,347,311
Total distributable earnings	153,194,590	16,195,270
Net assets	$400,616,172	$50,542,581

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2021

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$20,643,784 and $4,597,301, respectively)	$26,001,711	$6,455,722
Cash	—	1,382
Deposits at broker for short securities	—	2,733,380
Receivables:
Dividends and interest	15,660	3,215
Dividend tax reclaim	12,241	9,641
Due from Adviser (Note 4)	1,568	9,157
Prepaid expenses	16,229	13,069
Total assets	26,047,409	9,225,566
LIABILITIES
Securities sold short (proceeds $0
and $1,577,007, respectively)	—	2,609,987
Payables:
Dividends on short positions	—	5,381
Fund shares redeemed	18,125	—
Investments purchased	320,823	—
Audit fees	21,000	21,000
Shareholder servicing fees	10,539	1,870
12b-1 distribution fees	15,638	—
Administration and fund accounting fees	7,140	7,031
Legal fees	1,853	1,703
Chief Compliance Officer fee	1,875	1,874
Custody fees	4,385	3,646
Transfer agent fees and expenses	1,351	1,374
Shareholder reporting	565	759
Accrued other expenses	1,453	1,013
Total liabilities	404,747	2,655,638
NET ASSETS	$25,642,662	$6,569,928
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$25,642,662	$6,569,928
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	707,436	253,947
Net asset value, offering and
redemption price per share	$36.25	$$25.87
COMPOSITION OF NET ASSETS
Paid–in capital	$17,739,197	$5,568,384
Total distributable earnings	7,903,465	1,001,544
Net assets	$25,642,662	$6,569,928

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2021

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $349,236 and $35,271, respectively)	$6,230,707	$691,933
Interest	951	190,591
Total income	6,231,658	882,524
Expenses
Advisory fees (Note 4)	3,040,492	501,698
Shareholder servicing fees – Institutional Class (Note 6)	218,970	39,971
Shareholder servicing fees – Retail Class (Note 6)	71,509	7,407
12b-1 distribution fees – Retail Class (Note 5)	179,154	18,516
Administration and fund accounting fees (Note 4)	169,872	62,712
Custody fees (Note 4)	38,255	13,656
Registration fees	37,197	31,508
Transfer agent fees and expenses (Note 4)	35,879	14,498
Audit fees	22,501	22,501
Trustee fees and expenses	17,078	14,141
Reports to shareholders	15,437	5,019
Chief Compliance Officer fee (Note 4)	10,687	10,688
Miscellaneous expenses	10,324	6,356
Legal fees	6,413	6,954
Insurance expense	6,049	2,596
Interest expense	672	—
Total expenses	3,880,489	758,221
Less: advisory fee waiver (Note 4)	(331,385)	(246,375)
Net expenses	3,549,104	511,846
Net investment income	2,682,554	370,678
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	38,414,239	4,426,537
Foreign currency	(8,212)	(957)
Net change in unrealized appreciation/(depreciation) on:
Investments	37,547,732	2,755,260
Foreign currency	(4,092)	(386)
Net realized and unrealized gain on
investments and foreign currency	75,949,667	7,180,454
Net Increase in Net Assets
Resulting from Operations	$78,632,221	$7,551,132

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2021

	Scharf Global	Scharf Alpha
	Opportunity Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $45,252 and $5,037, respectively)	$400,831	$108,866
Interest	43	11
Total income	400,874	108,877
Expenses
Advisory fees (Note 4)	235,711	69,640
Administration and fund accounting fees (Note 4)	41,641	41,173
12b-1 distribution fees – Retail Class (Note 5)	33,714	11,070
Audit fees	21,001	21,001
Registration fees	19,451	19,753
Shareholder servicing fees – Retail Class (Note 6)	19,132	5,033
Custody fees (Note 4)	14,312	13,616
Trustee fees and expenses	13,887	13,778
Chief Compliance Officer fee (Note 4)	10,687	10,687
Miscellaneous expenses	7,914	12,133
Transfer agent fees and expenses (Note 4)	7,713	6,399
Legal fees	7,404	6,954
Reports to shareholders	4,289	3,793
Insurance expense	2,321	2,246
Interest expense	125	175
Total expenses before dividends
on short positions	439,302	237,451
Dividends on short positions	—	71,761
Total expenses before advisory fee waiver
and expense reimbursement	439,302	309,212
Less: advisory fee waiver and
expense reimbursement (Note 4)	(257,887)	(175,626)
Net expenses	181,415	133,586
Net investment income/(loss)	219,459	(24,709)
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY
AND SECURITIES SOLD SHORT
Net realized gain/(loss) on:
Investments	2,401,682	1,755,459
Foreign currency	(1,195)	(34)
Securities sold short	—	(1,080,419)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,363,420	(402,922)
Foreign currency	(242)	(112)
Securities sold short	—	303,194
Net realized and unrealized gain on investments,
foreign currency and securities sold short	4,763,665	575,166
Net Increase in Net Assets
Resulting from Operations	$4,983,124	$550,457

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,682,554	$2,491,530
Net realized gain/(loss) from:
Investments	38,414,239	14,383,281
Foreign currency	(8,212)	(4,770)
Net change in unrealized appreciation/(depreciation) on:
Investments	37,547,732	9,038,828
Foreign currency	(4,092)	6,248
Net increase in net assets resulting from operations	78,632,221	25,915,117
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(10,685,640)	(23,633,870)
Net dividends and distributions to shareholders –
Retail Class shares	(2,293,886)	(5,863,332)
Total distributions to shareholders	(12,979,526)	(29,497,202)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(14,313,106)	(17,878,968)
Total increase/(decrease) in net assets	51,339,589	(21,461,053)
NET ASSETS
Beginning of year	349,276,583	370,737,636
End of year	$400,616,172	$349,276,583

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	802,759	$42,343,492	1,167,709	$49,569,097
Shares issued on
reinvestments of distributions	222,392	10,645,906	517,328	23,455,656
Shares redeemed*	(1,166,051)	(60,339,692)	(1,990,615)	(86,112,244)
Net decrease	(140,900)	$(7,350,294)	(305,578)	$(13,087,491)
* Net of redemption fees of		$3,643		$5,833

Retail Class

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	28,398	$1,492,831	62,738	$2,610,158
Shares issued on
reinvestments of distributions	48,096	2,293,220	129,801	5,861,794
Shares redeemed*	(213,599)	(10,748,863)	(320,187)	(13,263,429)
Net decrease	(137,105)	$(6,962,812)	(127,648)	$(4,791,477)
* Net of redemption fees of		$824		$6,027

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$370,678	$442,548
Net realized gain/(loss) from:
Investments	4,426,537	2,222,942
Foreign currency	(957)	(295)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,755,260	1,393,457
Foreign currency	(386)	591
Net increase in net assets resulting from operations	7,551,132	4,059,243
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class	(1,548,665)	(2,923,716)
Net dividends and distributions to shareholders –
Retail Class	(258,219)	(403,881)
Total distributions to shareholders	(1,806,884)	(3,327,597)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(3,010,853)	(2,661,637)
Total increase/(decrease) in net assets	2,733,395	(1,929,991)
NET ASSETS
Beginning of year	47,809,186	49,739,177
End of year	$50,542,581	$47,809,186

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	60,444	$2,297,678	123,817	$4,061,436
Shares issued on
reinvestments of distributions	44,293	1,532,089	87,938	2,894,053
Shares redeemed	(147,401)	(5,430,203)	(329,741)	(11,023,151)
Net decrease	(42,664)	$(1,600,436)	(117,986)	$(4,067,662)

Retail Class

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,527	$490,410	76,772	$2,508,843
Shares issued on
reinvestments of distributions	7,472	258,218	12,280	403,882
Shares redeemed*	(59,037)	(2,159,045)	(47,547)	(1,506,700)
Net increase/(decrease)	(38,038)	$(1,410,417)	41,505	$1,406,025
* Net of redemption fees of		$—		$756

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$219,459	$157,417
Net realized gain/(loss) from:
Investments	2,401,682	506,696
Foreign currency	(1,195)	(1,669)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,363,420	573,658
Foreign currency	(242)	98
Net increase in net assets resulting from operations	4,983,124	1,236,200
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(448,307)	(1,748,951)
Total distributions to shareholders	(448,307)	(1,748,951)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	2,401,597	1,456,109
Total increase in net assets	6,936,414	943,358
NET ASSETS
Beginning of year	18,706,248	17,762,890
End of year	$25,642,662	$18,706,248

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	127,274	$4,352,999	155,180	$4,276,959
Shares issued on
reinvestments of distributions	14,227	448,307	58,221	1,748,951
Shares redeemed	(72,125)	(2,399,709)	(167,736)	(4,569,801)
Net increase	69,376	$2,401,597	45,665	$1,456,109

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(24,709)	$5,709
Net realized gain/(loss) from:
Investments	1,755,459	1,800,924
Foreign currency	(34)	(188)
Securities sold short	(1,080,419)	(1,996,291)
Net change in unrealized appreciation/(depreciation) on:
Investments	(402,922)	(750,774)
Foreign currency	(112)	239
Securities sold short	303,194	10,493
Net increase/(decrease) in net assets
resulting from operations	550,457	(929,888)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(5,521)	(60,850)
Total distributions to shareholders	(5,521)	(60,850)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(3,831,396)	(7,613,141)
Total decrease in net assets	(3,286,460)	(8,603,879)
NET ASSETS
Beginning of year	9,856,388	18,460,267
End of year	$6,569,928	$9,856,388

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,275	$116,285	10,574	$265,356
Shares issued on
reinvestments of distributions	226	5,521	1,797	46,337
Shares redeemed	(163,878)	(3,953,202)	(325,085)	(7,924,834)
Net decrease	(159,377)	$(3,831,396)	(312,714)	$(7,613,141)

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2021

Increase/(decrease) in cash —

Cash flows from operating activities:
Net increase in net assets from operations	$550,457
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(2,126,880)
Proceeds for sales of investment securities	6,613,890
Proceeds on securities sold short	213,826
Closed short sale transactions	(3,057,538)
Proceeds for short-term investments, net	148,275
Increase in dividends and interest receivable	(2,138)
Decrease in due from Adviser	82
Increase in prepaid expenses and other assets	(6,444)
Decrease in payable for securities purchased	(17,246)
Decrease in payable for dividends on short positions	(2,586)
Increase in accrued administration fees	105
Decrease in 12b-1 distribution and service fees	(3,541)
Increase in compliance fees	374
Increase in custody fees	638
Decrease in transfer agent fees and expenses	(454)
Decrease in other accrued expenses	(366)
Unrealized depreciation on securities	99,728
Net realized gain on investments	(675,040)
Proceeds received through merger	47,341
Net cash provided by operating activizes	1,782,483

Cash flows from financing activities:
Proceeds from shares sold	116,285
Payment on shares redeemed	(3,953,202)
Net cash used in financing activizes	(3,836,917)

Net decrease in cash	(2,054,434)

Cash and deposits held at broker:
Beginning balance	4,789,196
Ending balance	$2,734,762

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$5,521
Cash paid for interest	$175

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$46.02	$46.21	$46.72	$44.08	$40.47

Income from
investment operations:
Net investment income^	0.39	0.34	0.23	0.26	0.09
Net realized and unrealized
gain on investments
and foreign currency	10.14	3.35	2.99	3.61	3.59
Total from investment operations	10.53	3.69	3.22	3.87	3.68

Less distributions:
From net investment income	(0.37)	(0.24)	(0.39)	(0.08)	(0.07)
From net realized
gain on investments	(1.40)	(3.64)	(3.34)	(1.15)	—
Total distributions	(1.77)	(3.88)	(3.73)	(1.23)	(0.07)
Paid–in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$54.78	$46.02	$46.21	$46.72	$44.08

Total return	23.43%	8.12%	7.61%	8.93%	9.10%

Ratios/supplemental data:
Net assets, end of year (thousands)	$328,886	$282,746	$298,028	$350,205	$488,084
Ratio of expenses
to average net assets:
Before fee waivers	0.94%	1.00%	1.06%	1.08%	1.20%
After fee waivers	0.86%	0.90%	0.96%	0.96%	1.07%
Ratio of net investment income
to average net assets:
Before fee waivers	0.66%	0.68%	0.44%	0.47%	0.09%
After fee waivers	0.74%	0.78%	0.54%	0.59%	0.22%
Portfolio turnover rate	29.21%	52.15%	47.87%	39.71%	21.63%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$45.74	$45.95	$46.43	$43.87	$40.32

Income from
investment operations:
Net investment income/(loss)^	0.24	0.22	0.11	0.12	(0.02)
Net realized and unrealized
gain on investments
and foreign currency	10.09	3.33	2.98	3.59	3.57
Total from investment operations	10.33	3.55	3.09	3.71	3.55

Less distributions:
From net investment income	(0.23)	(0.12)	(0.23)	—	—
From net realized
gain on investments	(1.40)	(3.64)	(3.34)	(1.15)	—
Total distributions	(1.63)	(3.76)	(3.57)	(1.15)	—
Paid–in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$54.44	$45.74	$45.95	$46.43	$43.87

Total return	23.08%	7.83%	7.32%	8.58%	8.80%

Ratios/supplemental data:
Net assets, end of year (thousands)	$71,730	$66,531	$72,710	$70,365	$88,843
Ratio of expenses
to average net assets:
Before fee waivers	1.22%	1.29%	1.34%	1.39%	1.47%
After fee waivers	1.14%	1.19%	1.24%	1.27%	1.34%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.38%	0.39%	0.16%	0.16%	(0.17)%
After fee waivers	0.46%	0.49%	0.26%	0.28%	(0.04)%
Portfolio turnover rate	29.21%	52.15%	47.87%	39.71%	21.63%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$34.01	$33.55	$33.58	$32.27	$30.60

Income from
investment operations:
Net investment income^	0.28	0.33	0.38	0.34	0.15
Net realized and unrealized
gain on investments
and foreign currency	5.18	2.60	1.70	1.67	1.94
Total from investment operations	5.46	2.93	2.08	2.01	2.09

Less distributions:
From net investment income	(0.31)	(0.43)	(0.49)	(0.07)	(0.20)
From net realized
gain on investments	(1.02)	(2.04)	(1.62)	(0.63)	(0.22)
Total distributions	(1.33)	(2.47)	(2.11)	(0.70)	(0.42)
Paid–in capital from
redemption fees	—	—	—	—	0.00 ^#
Net asset value, end of year	$38.14	$34.01	$33.55	$33.58	$32.27

Total return	16.46%	8.99%	6.89%	6.32%	6.94%

Ratios/supplemental data:
Net assets, end of year (thousands)	$43,738	$40,450	$43,865	$46,366	$60,061
Ratio of expenses
to average net assets:
Before fee waivers	1.46%	1.47%	1.45%	1.44%	1.47%
After fee waivers	0.97%	0.96%	0.98%	0.97%	1.02%
Ratio of net investment income
to average net assets:
Before fee waivers	0.28%	0.50%	0.71%	0.59%	0.04%
After fee waivers	0.77%	1.01%	1.18%	1.06%	0.49%
Portfolio turnover rate	28.67%	48.02%	45.52%	36.29%	30.04%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$33.91	$33.47	$33.44	$32.16	$30.54

Income from
investment operations:
Net investment income^	0.19	0.24	0.29	0.26	0.07
Net realized and unrealized
gain on investments
and foreign currency	5.17	2.59	1.72	1.65	1.94
Total from investment operations	5.36	2.83	2.01	1.91	2.01

Less distributions:
From net investment income	(0.23)	(0.35)	(0.36)	(0.00)	(0.17)
From net realized
gain on investments	(1.02)	(2.04)	(1.62)	(0.63)	(0.22)
Total distributions	(1.25)	(2.39)	(1.98)	(0.63)	(0.39)
Paid–in capital from
redemption fees	—	0.00 ^#	—	—	—
Net asset value, end of year	$38.02	$33.91	$33.47	$33.44	$32.16

Total return	16.18%	8.68%	6.66%	6.00%	6.68%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,805	$7,359	$5,874	$7,361	$8,998
Ratio of expenses
to average net assets:
Before fee waivers	1.72%	1.74%	1.70%	1.70%	1.73%
After fee waivers	1.23%	1.23%	1.23%	1.23%	1.28%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.03%	0.23%	0.45%	0.33%	(0.21)%
After fee waivers	0.52%	0.74%	0.92%	0.80%	0.24%
Portfolio turnover rate	28.67%	48.02%	45.52%	36.29%	30.04%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$29.32	$29.98	$31.30	$29.76	$26.89

Income from
investment operations:
Net investment income	0.31	0.28	0.37	0.31	0.18 ^
Net realized and unrealized
gain on investments
and foreign currency	7.31	2.22	0.90	3.05	3.03
Total from investment operations	7.62	2.50	1.27	3.36	3.21

Less distributions:
From net investment income	(0.23)	(0.41)	(0.28)	(0.21)	(0.14)
From net realized
gain on investments	(0.46)	(2.75)	(2.31)	(1.61)	(0.20)
Total distributions	(0.69)	(3.16)	(2.59)	(1.82)	(0.34)
Paid–in capital from
redemption fees	—	—	—	0.00 ^#	0.00 ^#
Net asset value, end of year	$36.25	$29.32	$29.98	$31.30	$29.76

Total return	26.33%	8.09%	4.92%	11.72%	12.10%

Ratios/supplemental data:
Net assets, end of year (thousands)	$25,643	$18,706	$17,763	$28,353	$30,307
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	1.84%	1.99%	1.96%	1.72%	1.90%
After fee waivers and
expense reimbursement	0.76%	0.70%	0.59%	0.52%	0.65%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(0.16)%	(0.42)%	(0.31)%	(0.26)%	(0.60)%
After fee waivers and
expense reimbursement	0.92%	0.87%	1.06%	0.94%	0.65%
Portfolio turnover rate	37.42%	60.69%	73.90%	65.99%	75.78%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$23.85	$25.43	$23.92	$24.20	$24.52

Income from
investment operations:
Net investment income/(loss)	(0.03)	0.02	0.09	(0.04)	(0.19)
Net realized and unrealized
gain/(loss) on investments,
foreign currency and
securities sold short	2.07	(1.51)	1.42	0.23	(0.03)
Total from investment operations	2.04	(1.49)	1.51	0.19	(0.22)

Less distributions:
From net investment income	(0.02)	—	—	—	—
From net realized
gain on investments	—	(0.09)	—	(0.47)	(0.10)
Total distributions	(0.02)	(0.09)	—	(0.47)	(0.10)
Paid–in capital from
redemption fees	—	—	—	0.00 ^#	—
Net asset value, end of year	$25.87	$23.85	$25.43	$23.92	$24.20

Total return	8.56%	-5.90%	6.31%	0.79%	-0.89%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,570	$9,856	$18,460	$20,994	$25,129
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	4.40%	3.28%	2.78%	2.88%	3.15%
After fee waivers and
expense reimbursement	1.90%	1.88%	1.66%	1.84%	2.14%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(2.85)%	(1.36)%	(0.81)%	(1.12)%	(1.77)%
After fee waivers and
expense reimbursement	(0.35)%	0.04%	0.31%	(0.08)%	(0.76)%
Portfolio turnover rate	30.86%	50.13%	54.42%	59.57%	27.42%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Multi-Asset Opportunity Fund is to seek long-term capital appreciation and income. The investment objective of the Scharf Alpha Opportunity Fund is to seek long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012 and January 21, 2016, respectively.  The Scharf Global Opportunity Fund commenced operations on October 14, 2014.  The Scharf Alpha Opportunity Fund commenced operations on December 31, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds prior three fiscal years are open for examination.  Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Funds

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amounts of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

For the year ended September 30, 2021, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable	Paid-in
	Earnings	Capital
Scharf Fund	$(2,491,740)	$2,491,740
Scharf Multi-Asset Opportunity Fund	(308,370)	308,370
Scharf Global Opportunity Fund	(102,574)	102,574
Scharf Alpha Opportunity Fund	4,005	(4,005)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  The redemption fees retained by each Fund are disclosed in the statements of changes.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

H.
Leverage and Short Sales: The Scharf Alpha Opportunity Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
New Accounting Pronouncements: In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 12 for information on a subsequent event related to the Scharf Alpha Opportunity Fund and the Scharf Multi-Asset Opportunity Fund.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Exchange rates are provided daily by a recognized independent pricing agent.  To the extent, these

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Restricted Securities: The Funds’ may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities law.  Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At September 30, 2021, the Scharf Multi-Asset Opportunity Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933.  There were no other restricted investments held by the Funds at September 30, 2021.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2021:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$43,140,912	$—	$—	$43,140,912
Consumer Discretionary	20,378,473	—	—	20,378,473
Consumer Staples	19,606,192	—	—	19,606,192
Financials	52,874,488	—	—	52,874,488
Health Care	90,655,241	—	—	90,655,241
Industrials	48,995,713	—	—	48,995,713
Information Technology	78,306,568	—	—	78,306,568
Materials	16,937,288	—	—	16,937,288
Total Common Stocks	370,894,875	—	—	370,894,875
Preferred Stock
Information Technology	13,811,838	—	—	13,811,838
Total Preferred Stock	13,811,838	—	—	13,811,838
Money Market Fund	15,385,061	—	—	15,385,061
Total Investments
in Securities	$400,091,774	$—	$—	$400,091,774

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

Scharf Multi-Asset Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,717,937	$—	$—	$3,717,937
Consumer Discretionary	2,562,605	—	—	2,562,605
Consumer Staples	1,749,906	—	—	1,749,906
Financials	4,704,579	—	—	4,704,579
Health Care	8,072,614	—	—	8,072,614
Industrials	4,413,839	—	—	4,413,839
Information Technology	6,922,275	—	—	6,922,275
Materials	1,504,279	—	—	1,504,279
Total Common Stocks	33,648,034	—	—	33,648,034
Preferred Stocks
Capital Markets	—	779,625	—	779,625
Closed-End Fund	1,015,681	—	—	1,015,681
Information Technology	1,553,949	—	—	1,553,949
Total Preferred Stocks	2,569,630	779,625	—	3,349,255
REIT	729,675	—	—	729,675
Exchange-Trade Funds	2,327,278	—	—	2,327,278
Fixed Income
Corporate Bonds	—	3,557,551	—	3,557,551
Municipal Bonds	—	2,121,790	—	2,121,790
Total Fixed Income	—	5,679,341	—	5,679,341
Other Securities	373,797	—	—	373,797
Money Market Fund	4,378,126	—	—	4,378,126
Total Investments
in Securities	$44,026,540	$6,458,966	$—	$50,485,506

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,627,770	$—	$—	$4,627,770
Consumer Discretionary	3,793,580	—	—	3,793,580
Consumer Staples	1,104,523	—	—	1,104,523
Financials	2,603,289	—	—	2,603,289
Health Care	5,405,520	—	—	5,405,520
Industrials	1,917,822	—	—	1,917,822
Information Technology	2,618,435	—	—	2,618,435
Materials	1,286,002	—	—	1,286,002
Total Common Stocks	23,356,941	—	—	23,356,941
Preferred Stocks
Consumer Discretionary	98,911	—	—	98,911
Consumer Staples	65,806	—	—	65,806
Financials	101,554	—	—	101,554
Information Technology	1,550,422	—	—	1,550,422
Materials	14,569	—	—	14,569
Total Preferred Stocks	1,831,262	—	—	1,831,262
Money Market Fund	813,508	—	—	813,508
Total Investments
in Securities	$26,001,711	$—	$—	$26,001,711

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

Scharf Alpha Opportunity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Communication Services	$728,833	$—	$—	$728,833
Consumer Discretionary	338,402	—	—	338,402
Consumer Staples	318,984	—	—	318,984
Financials	858,374	—	—	858,374
Health Care	1,481,377	—	—	1,481,377
Industrials	799,868	—	—	799,868
Information Technology	1,504,122	—	—	1,504,122
Materials	278,157	—	—	278,157
Total Common Stocks	6,308,117	—	—	6,308,117
Exchange-Traded Fund	51,300	—	—	51,300
Money Market Fund	96,305	—	—	96,305
Total Investments
in Securities	$6,455,722	$—	$—	$6,455,722
Liabilities:
Securities Sold Short
Exchange-Traded Funds	2,609,987	—	—	2,609,987
Total Securities Sold Short	$2,609,987	$—	$—	$2,609,987

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnishes all investment

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Scharf Fund pays fees calculated at an annual rate of 0.78% based upon the average daily net assets of the Fund. The Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2021, the advisory fees incurred by the Funds are disclosed in the statements of operations.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding class specific expenses such as the 0.25% 12b-1 fees applied to the Retail Class and 0.10% shareholder servicing fees applied to both the Institutional Class and Retail Class, acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Expense Caps
Scharf Fund	0.79%
Scharf Multi-Asset Opportunity Fund	0.88%
Scharf Global Opportunity Fund	0.54%
Scharf Alpha Opportunity Fund	0.65%

Percent of average daily net assets of each Fund.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into the account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment: or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2021, the Adviser reduced its fees in the amount of $331,385, $246,375, $257,887, and $175,626, for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund, respectively.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

No amounts were recouped by the Adviser.  The expense limitation for the Funds will remain in effect through at least January 27, 2022.  The Expense Caps may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Scharf Fund		Scharf Multi-Asset Opportunity Fund		Scharf Global Opportunity Fund		Scharf Alpha Opportunity Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
9/30/22	$399,212	9/30/22	$243,918	9/30/22	$282,233	9/30/22	$218,755
9/30/23	332,172	9/30/23	232,919	9/30/23	233,218	9/30/23	196,629
9/30/24	331,385	9/30/24	246,375	9/30/24	257,887	9/30/24	175,626
	$1,062,769		$723,212		$773,338		$591,010

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as Custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, the Deputy Chief Compliance Officer and the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for these services for the year ended September 30, 2021, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.  On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside.  The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2021, the 12b-1 fees accrued by each Fund’s Retail Class are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees up to an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2021, the shareholder servicing fees accrued by the Funds are disclosed in the statements of operations.

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Multi-Asset Opportunity Fund, Scharf Global Opportunity Fund, and Scharf Alpha Opportunity Fund have secured lines of credit in the amount of $20,000,000, $5,000,000, $2,200,000, and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2021, the Scharf Multi-Asset Opportunity Fund did not draw upon its line of credit. During the year ended September 30, 2021, the Scharf Fund, Scharf Global Opportunity Fund and the Scharf Alpha Opportunity Fund drew on its line of credit.

The Scharf Fund had an outstanding average balance of $20,397, paid a weighted average interest rate of 3.25%, and incurred interest expense of $672.  During the year ended September 30, 2021, the maximum borrowing by the Fund was $2,551,000.

The Scharf Global Opportunity Fund had an outstanding average balance of $3,364, paid a weighted average interest rate of 3.25%, and incurred interest expense of $125.  During the year ended September 30, 2021, the maximum borrowing by the Fund was $377,000.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

The Scharf Alpha Opportunity Fund had an outstanding average balance of $5,310, paid a weighted average interest rate of 3.25%, and incurred interest expense of $175.  During the year ended September 30, 2021, the maximum borrowing by the Fund was $320,000.

At September 30, 2021, the Funds had no outstanding loan amounts.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$110,599,305	$129,614,279
Scharf Multi-Asset Opportunity Fund	13,408,678	17,060,404
Scharf Global Opportunity Fund	10,966,289	8,698,127
Scharf Alpha Opportunity Fund	2,126,880	6,613,889

During the year ended September 30, 2021, there were no purchases and sales of U.S. Government securities in any of the Funds.

For the year ended September 30, 2021, the Scharf Alpha Opportunity Fund had $213,826 and $3,057,538 of proceeds from short sales and buy cover transactions, respectively.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Multi-Asset
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$283,666,238	$38,574,762
Gross unrealized appreciation	124,433,934	12,581,848
Gross unrealized depreciation	(8,008,398)	(671,104)
Net unrealized appreciation (a)	116,425,536	11,910,744
Net unrealized appreciation on foreign currency	1,637	162
Undistributed ordinary income	3,930,518	631,478
Undistributed long-term capital gains	32,836,899	3,678,367
Total distributable earnings	36,767,417	4,309,845
Other accumulated gains/(losses)	—	(25,481)
Total accumulated earnings/(losses)	$153,194,590	$16,195,270

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

	Scharf Global	Scharf Alpha
	Opportunity	Opportunity
	Fund	Fund
Cost of investments (a)	$20,890,192	$3,375,125
Gross unrealized appreciation	6,395,257	2,228,413
Gross unrealized depreciation	(1,283,738)	(1,757,803)
Net unrealized appreciation (a)	5,111,519	470,610
Net unrealized appreciation/(depreciation)
on foreign currency	(102)	127
Undistributed ordinary income	438,967	—
Undistributed long-term capital gains	2,066,490	248,454
Total distributable earnings	2,505,457	248,454
Other accumulated gains/(losses)	286,591	282,353
Total accumulated earnings/(losses)	$7,903,465	$1,001,544

(a)
The difference between book-basis and tax-basis cost and unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships, tax equalization and transfer in-kind.

At September 30, 2021, the Scharf Alpha Opportunity Fund had a late year loss deferral of $9,216.

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2020 was as follows:

	September 30, 2021		September 30, 2020
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$2,929,952	$10,049,574	$1,639,766	$27,857,436
Scharf Multi-Asset
Opportunity Fund	470,643	1,336,241	571,880	2,755,717
Scharf Global
Opportunity Fund	148,519	299,788	265,211	1,483,740
Scharf Alpha
Opportunity Fund	5,521	—	60,850	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2021.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2021, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Scharf Fund	Retail Class	Institutional Class
Morgan Stanley Smith Barney LLC	—	47.75%
National Financial Services LLC	89.67%	—

Scharf Multi-Asset Opportunity Fund	Retail Class	Institutional Class
Charles Schwab & Co., Inc.	79.56%	87.63%

Scharf Global Opportunity Fund	Retail Class
Charles Schwab & Co., Inc.	53.50%
Brian Alan Krawez and Karen Krawez Trust	28.62%

Scharf Alpha Opportunity Fund	Retail Class
Charles Schwab & Co., Inc.	80.03%

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small-and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for a Fund.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact a Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2021, Continued

•
Short Sales Risk (Scharf Alpha Opportunity Fund).  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Leverage Risk (Scharf Alpha Opportunity Fund).  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

NOTE 12 – SUBSEQUENT EVENT

The Board of Trustees of Advisors Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Scharf Alpha Opportunity Fund (the “Acquired Fund”) will reorganize and merge into the Scharf Multi-Asset Opportunity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization).  The reorganization will be structured as a tax-free reorganization for federal tax purposes.

The Reorganization, which is expected to be tax-free to the shareholders of the Acquired Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will then receive shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Acquired Fund at the time of the Reorganization. The Acquired Fund will then be dissolved. These events are currently expected to occur on or about the close of business on December 10, 2021.

Refer to the supplement to the summary prospectus dated October 20, 2021.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2021, the related statements of operations and cash flow for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund as of September 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds		Statements of
constituting	Statement of	changes in	Statement of
Scharf Funds	operations	net assets	cash flow	Financial highlights
Scharf Fund, the	For the	For each of the	Not Applicable	For each of the five years
Scharf Multi-Asset	year ended	two years in the		in the period ended
Opportunity Fund,	September 30,	period ended		September 30, 2021.
the Scharf Global	2021	September 30,
Opportunity Fund		2021

Scharf Alpha	For the	For each of the	For the	For each of the five years
Opportunity Fund	year ended	two years in the	year ended	in the period ended
	September 30,	period ended	September 30,	September 30, 2021.
	2021	September 30,	2021
2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2021

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2021 (Unaudited)

For the year ended September 30, 2021, the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $2,929,952, $470,643, $148,519 and $5,521, respectively, as ordinary income. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund designated $10,049,574, $1,336,241, $299,788 and $0, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 100%, 97.51%, 100%, and 100%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2021 was 98.44%, 85.39%, 64.52%, and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, the Scharf Global Opportunity Fund, and the Scharf Alpha Opportunity Fund was 12.18%, 12.68%, 0%, and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2021 (Unaudited), Continued

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 75)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to July 2019);		affiliated with
			Trustee and Chair (2000		the Funds).
to 2012), New Covenant
Mutual Funds (1999 to
2012); Director and
Board Member, Alpha
Gamma Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee,
(age 61)		term; since	Business Development		Advisors
615 E. Michigan Street		March	Ballast Equity		Series Trust
Milwaukee, WI 53202		2017.	Management, LLC		(for series not
			(a privately-held		affiliated with
			investment advisory firm)		the Funds).
(February 2019 to present);
Managing Director and
Vice President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 74)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		2008.	Services, LLC and its		(for series not
			predecessors (May 1991		affiliated with
			to July 2017).		the Funds).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee,
(age 62)	of the	term; since	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	January	consulting firm)		Series Trust
Milwaukee, WI 53202		2020.	(1998 to present).		(for series not
affiliated with
	Trustee	Indefinite			the Funds);
		term; since			Independent
		January			Trustee,
		2016.			DoubleLine
Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 52)	Executive Officer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	and Principal	December 2018.	Services (February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Vice President,	Indefinite	Vice President, Compliance and
(age 60)	Treasurer and	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Principal	December 2007.	Services (October 1998 to present).
Milwaukee, WI 53202	Financial Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance
(age 50)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		September 2013.	Fund Services (June 2005 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 39)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		December 2018.	Fund Services (July 2010 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bank
(age 64)	Chief Compliance	term; since	Global Fund Services and Vice
615 E. Michigan Street	Officer and	September 2009.	President, U.S. Bank N.A. (February
Milwaukee, WI 53202	AML Officer		2008 to present).

Michelle L.	Deputy Chief	Indefinite	Vice President, U.S. Bank
Sanville-Seebold	Compliance	term; since	Global Fund Services
(age 49)	Officer	September	(August 2014 to present).
615 E. Michigan Street		2021
Milwaukee, WI 53202

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Elaine E. Richards, Esq.	Vice President	Indefinite	Senior Vice President, U.S. Bank
(age 53)	and Secretary	term; since	Global Fund Services (July 2007 to
2020 East Financial Way,		September 2019.	present).
Suite 100
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273.

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
16450 Los Gatos Blvd., Suite 207
Los Gatos, CA 95032

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$72,600	$72,600
Audit-Related Fees	N/A	N/A
Tax Fees	$14,400	$14,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date    12/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date    12/1/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date    12/2/2021

* Print the name and title of each signing officer under his or her signature.